Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES	$3,714.2	$3,634.7	$14,442.2	$13,982.4
COSTS AND EXPENSES
Cost of sales	2,553.6	2,474.8	9,636.7	9,131.3
Gross margin	1,160.6	1,159.9	4,805.5	4,851.1
% of Net Sales	31.2%	31.9%	33.3%	34.7%
Selling, general and administrative	723.7	781.4	3,041.0	3,171.7
% of Net Sales	19.5%	21.5%	21.1%	22.7%
Operating margin	436.9	378.5	1,764.5	1,679.4
% of Net sales	11.8%	10.4%	12.2%	12.0%
Other - net	84.4	50.3	267.0	287.0
Loss (gain) on sales of businesses	0.2	—	(17.0)	0.8
Restructuring charges	62.9	102.2	154.1	160.3
Income from operations	289.4	226.0	1,360.4	1,231.3
Interest - net	52.6	55.0	230.4	209.2
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	236.8	171.0	1,130.0	1,022.1
Income taxes	25.3	277.0	160.8	416.3
NET EARNINGS (LOSS) BEFORE EQUITY INTEREST	211.5	(106.0)	969.2	605.8
Share of net losses of equity method investment	(12.4)	—	(11.2)	—
NET EARNINGS (LOSS)	199.1	(106.0)	958.0	605.8
Less: net earnings attributable to non-controlling interests	—	0.8	2.2	0.6
NET EARNINGS (LOSS) ATTRIBUTABLE TO COMMON SHAREOWNERS	$199.1	$(106.8)	$955.8	$605.2

EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Basic	$1.34	$(0.72)	$6.44	$4.06
Diluted	$1.32	$(0.72)	$6.35	$3.99
DIVIDENDS PER SHARE	$0.69	$0.66	$2.70	$2.58
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,016	147,582	148,365	148,919
Diluted	151,244	147,582	150,558	151,643

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 28, 2019	December 29, 2018
ASSETS
Cash and cash equivalents	$297.7	$288.7
Accounts and notes receivable, net	1,454.6	1,607.8
Inventories, net	2,255.0	2,373.5
Other current assets	449.3	299.4
Total current assets	4,456.6	4,569.4
Property, plant and equipment, net	1,959.5	1,915.2
Goodwill and other intangibles, net	12,859.5	12,441.1
Other assets	1,321.0	482.3
Total assets	$20,596.6	$19,408.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$337.3	$376.1
Current maturities of long-term debt	3.1	2.5
Accounts payable	2,087.8	2,233.2
Accrued expenses	1,977.5	1,389.8
Total current liabilities	4,405.7	4,001.6
Long-term debt	3,176.4	3,819.8
Other long-term liabilities	3,872.3	3,746.7
Stanley Black & Decker, Inc. shareowners’ equity	9,136.3	7,836.2
Non-controlling interests’ equity	5.9	3.7
Total liabilities and shareowners' equity	$20,596.6	$19,408.0

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Fourth Quarter		Year-to-Date
		2019	2018	2019	2018
	OPERATING ACTIVITIES
	Net earnings (loss)	$199.1	$(106.0)	$958.0	$605.8
	Depreciation and amortization	139.8	125.5	560.2	506.5
	Loss (gain) on sales of businesses	0.2	—	(17.0)	0.8
	Share of net losses of equity method investment	12.4	—	11.2	—
	Changes in working capital[1]	974.1	779.2	114.9	(237.9)
	Other	(82.3)	422.1	(121.6)	385.7
	Net cash provided by operating activities	1,243.3	1,220.8	1,505.7	1,260.9
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(141.2)	(164.7)	(424.7)	(492.1)
	(Payments) proceeds from sales of businesses, net of cash sold	(0.1)	—	76.6	(3.0)
	Business acquisitions, net of cash acquired	(3.2)	(2.7)	(685.4)	(524.6)
	Sales of assets	94.9	26.0	100.1	45.2
	Purchases of investments	(2.0)	(5.6)	(260.6)	(21.7)
	Payments on long-term debt	(750.0)	(977.5)	(1,150.0)	(977.5)
	Proceeds from debt issuance, net of fees	—	990.0	496.2	990.0
	Stock purchase contract fees	(10.0)	(10.0)	(40.3)	(40.3)
	Net short-term (repayments) borrowings	(1,136.0)	(1,011.9)	(18.1)	433.2
	Premium paid on equity option	(19.2)	—	(19.2)	(57.3)
	Proceeds from issuance of preferred stock	735.0	—	735.0	—
	Proceeds from issuances of common stock	99.9	5.7	146.0	38.5
	Purchases of common stock for treasury	(15.6)	(12.6)	(27.5)	(527.1)
	Cash dividends on common stock	(104.4)	(98.4)	(402.0)	(384.9)
	Effect of exchange rate changes on cash	19.0	0.2	(1.4)	(53.9)
	Other	(20.2)	(16.6)	(27.2)	(29.1)
	Net cash used in investing and financing activities	(1,253.1)	(1,278.1)	(1,502.5)	(1,604.6)
	(Decrease) increase in cash, cash equivalents and restricted cash	(9.8)	(57.3)	3.2	(343.7)
	Cash, cash equivalents and restricted cash, beginning of period	324.4	368.7	311.4	655.1
	Cash, cash equivalents and restricted cash, end of period	$314.6	$311.4	$314.6	$311.4
	Free Cash Flow Computation[2]
	Operating cash flow	$1,243.3	$1,220.8	$1,505.7	$1,260.9
	Less: capital and software expenditures	(141.2)	(164.7)	(424.7)	(492.1)
	Free cash flow (before dividends)	$1,102.1	$1,056.1	$1,081.0	$768.8

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				December 28, 2019	December 29, 2018
	Cash and cash equivalents			$297.7	$288.7
	Restricted cash included in Other current assets			16.9	22.7
	Cash, cash equivalents and restricted cash			$314.6	$311.4

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES
Tools & Storage	$2,609.8	$2,582.4	$10,062.1	$9,814.0
Industrial	597.1	548.5	2,434.7	2,187.8
Security	507.3	503.8	1,945.4	1,980.6
Total	$3,714.2	$3,634.7	$14,442.2	$13,982.4
SEGMENT PROFIT
Tools & Storage	$417.4	$336.9	$1,533.3	$1,393.1
Industrial	77.7	65.4	334.1	319.8
Security	16.0	28.3	126.6	169.3
Segment Profit	511.1	430.6	1,994.0	1,882.2
Corporate Overhead	(74.2)	(52.1)	(229.5)	(202.8)
Total	$436.9	$378.5	$1,764.5	$1,679.4
Segment Profit as a Percentage of Net Sales
Tools & Storage	16.0%	13.0%	15.2%	14.2%
Industrial	13.0%	11.9%	13.7%	14.6%
Security	3.2%	5.6%	6.5%	8.5%
Segment Profit	13.8%	11.8%	13.8%	13.5%
Corporate Overhead	(2.0)%	(1.4)%	(1.6)%	(1.5)%
Total	11.8%	10.4%	12.2%	12.0%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Fourth Quarter 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[4]
	Gross margin	$1,160.6	$17.3	$1,177.9
	% of Net Sales	31.2%		31.7%
	Selling, general and administrative	723.7	(52.6)	671.1
	% of Net Sales	19.5%		18.1%
	Operating margin	436.9	69.9	506.8
	% of Net Sales	11.8%		13.6%
	Earnings before income taxes and equity interest	236.8	164.0	400.8
	Income taxes	25.3	38.0	63.3
	Share of net losses of equity method investment	(12.4)	5.3	(7.1)
	Net earnings attributable to common shareowners	199.1	131.3	330.4
	Diluted earnings per share of common stock	$1.32	$0.86	$2.18

[1]
Acquisition-related charges and other relates primarily to restructuring, deal and integration costs, charges related to the extinguishment of debt, Security business transformation and margin resiliency initiatives.

		Fourth Quarter 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[4]
	Gross margin	$1,159.9	$51.9	$1,211.8
	% of Net Sales	31.9%		33.3%
	Selling, general and administrative	781.4	(52.3)	729.1
	% of Net Sales	21.5%		20.1%
	Operating margin	378.5	104.2	482.7
	% of Net Sales	10.4%		13.3%
	Earnings before income taxes	171.0	212.7	383.7
	Income taxes	277.0	(210.8)	66.2
	Net (loss) earnings attributable to common shareowners	(106.8)	423.5	316.7
	Diluted (loss) earnings per share of common stock[3]	$(0.72)	$2.83	$2.11

[2]
Acquisition-related charges and other relate primarily to integration and consulting costs, a cost reduction program, an incremental freight charge related to a service provider's bankruptcy, and a tax charge related to the enactment of new U.S. tax legislation.

[3]	The normalized diluted earnings per share for the fourth quarter of 2018 is calculated using diluted weighted-average shares outstanding of 149.849 million.
[4]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$4,805.5	$39.7	$4,845.2
	% of Net Sales	33.3%		33.5%
	Selling, general and administrative	3,041.0	(139.5)	2,901.5
	% of Net Sales	21.1%		20.1%
	Operating margin	1,764.5	179.2	1,943.7
	% of Net Sales	12.2%		13.5%
	Earnings before income taxes and equity interest	1,130.0	363.2	1,493.2
	Income taxes	160.8	78.1	238.9
	Share of net (losses) earnings of equity method investment	(11.2)	24.3	13.1
	Net earnings attributable to common shareowners	955.8	309.4	1,265.2
	Diluted earnings per share of common stock	$6.35	$2.05	$8.40

[1]
Acquisition-related charges and other relates primarily to restructuring, deal and integration costs, charges related to the extinguishment of debt, Security business transformation, margin resiliency initiatives, and a gain on a sale of a business.

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$4,851.1	$65.7	$4,916.8
	% of Net Sales	34.7%		35.2%
	Selling, general and administrative	3,171.7	(157.8)	3,013.9
	% of Net Sales	22.7%		21.6%
	Operating margin	1,679.4	223.5	1,902.9
	% of Net Sales	12.0%		13.6%
	Earnings before income taxes	1,022.1	449.9	1,472.0
	Income taxes	416.3	(180.8)	235.5
	Net earnings attributable to common shareowners	605.2	630.7	1,235.9
	Diluted earnings per share of common stock	$3.99	$4.16	$8.15

[2]
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, a non-cash fair value adjustment, an environmental remediation settlement, a cost reduction program, an incremental freight charge related to a service provider's bankruptcy, and tax charges related to the enactment of new U.S. tax legislation.

[3]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Fourth Quarter 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$417.4	$12.8	$430.2
	Industrial	77.7	3.7	81.4
	Security	16.0	41.0	57.0
	Segment Profit	511.1	57.5	568.6
	Corporate Overhead	(74.2)	12.4	(61.8)
	Total	$436.9	$69.9	$506.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.0%		16.5%
	Industrial	13.0%		13.6%
	Security	3.2%		11.2%
	Segment Profit	13.8%		15.3%
	Corporate Overhead	(2.0)%		(1.7)%
	Total	11.8%		13.6%

[1]	Acquisition-related and other charges relate primarily to Security business transformation and margin resiliency initiatives.

		Fourth Quarter 2018
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$336.9	$60.4	$397.3
	Industrial	65.4	6.9	72.3
	Security	28.3	32.3	60.6
	Segment Profit	430.6	99.6	530.2
	Corporate Overhead	(52.1)	4.6	(47.5)
	Total	$378.5	$104.2	$482.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	13.0%		15.4%
	Industrial	11.9%		13.2%
	Security	5.6%		12.0%
	Segment Profit	11.8%		14.6%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	10.4%		13.3%

[2]	Acquisition-related and other charges relate primarily to integration and consulting costs and an incremental freight charge related to a service provider's bankruptcy.
[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,533.3	$44.3	$1,577.6
	Industrial	334.1	25.8	359.9
	Security	126.6	85.7	212.3
	Segment Profit	1,994.0	155.8	2,149.8
	Corporate Overhead	(229.5)	23.4	(206.1)
	Total	$1,764.5	$179.2	$1,943.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.2%		15.7%
	Industrial	13.7%		14.8%
	Security	6.5%		10.9%
	Segment Profit	13.8%		14.9%
	Corporate Overhead	(1.6)%		(1.4)%
	Total	12.2%		13.5%

[1]	Acquisition-related and other charges relate primarily to integration costs, Security business transformation and margin resiliency initiatives.

		Year-to-Date 2018
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,393.1	$142.6	$1,535.7
	Industrial	319.8	26.0	345.8
	Security	169.3	42.2	211.5
	Segment Profit	1,882.2	210.8	2,093.0
	Corporate Overhead	(202.8)	12.7	(190.1)
	Total	$1,679.4	$223.5	$1,902.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.2%		15.6%
	Industrial	14.6%		15.8%
	Security	8.5%		10.7%
	Segment Profit	13.5%		15.0%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.0%		13.6%

[2]
Acquisition-related and other charges relate primarily to inventory step-up, integration and consulting costs, a non-cash fair value adjustment, and an incremental freight charge related to a service provider's bankruptcy.

[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.